UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

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Cavico Corp.

(Name of Registrant as Specified In Its Charter)

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Cavico Corp.
17011 Beach Blvd., Suite 1230,
Huntington Beach, California
(714) 843-5456

To The Shareholders of Cavico:

We cordially invite you to a Special Meeting of Shareholders of Cavico Corp. (“Cavico”). The Special Meeting of Shareholders will be held on April 27, 2009 at 10:00 a.m., at 17011 Beach Blvd., Huntington Beach, California to consider the following matters.

1.
To approve the grant of discretionary authority to Cavico’s Board of Directors to amend Cavico’s Certificate of Incorporation to effect a reverse stock split of Cavico’s issued and outstanding common stock at any time within one year after the date shareholder approval is obtained regarding the reverse stock split, at any whole number ratio between one for twenty and one for sixty, with the exact exchange ratio and timing of the reverse stock split (if at all) to be determined at the discretion of the Board of Directors (the “Reverse Stock Split”), without decreasing the number of Cavico’s authorized capital stock. The Reverse Stock Split will not occur unless the Board of Directors determines that it is in the best interests of Cavico and its shareholders to implement the Reverse Stock Split.

2.	To amend the Company’s Certificate of Incorporation to amend the terms of the authorized shares of preferred stock.

3.	To approve the Cavico Corp. Stock Award and Incentive Plan;

4.	For the transaction of such other matters as may properly come before the Special Meeting of Shareholders.

The proposals are discussed in more detail in the enclosed Notice of Special Meeting of Shareholders and Proxy Statement.

Cavico’s Board of Directors has fixed the close of business on March 2, 2009 as the record date (“Record Date”) for a determination of shareholders entitled to notice of, and to vote at, this Special Meeting of Shareholders or any adjournment thereof.

If You Plan to Attend

The Special Meeting of Shareholders is being held at on April 27, 2009 at 10:00 a.m., at 17011 Beach Blvd., Huntington Beach, California. Please note that space limitations make it necessary to limit attendance to shareholders. Shareholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting stock ownership as of the Record Date. Registration and seating will begin at 9:30 a.m. Shares of common stock can be voted at the Special Meeting of Shareholders only if the holder is present in person or by valid proxy. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Your vote is very important. Please vote using the internet or date and sign the enclosed proxy and return it in the business envelope provided.

/s/ Ha Quang Bui
Date: March 30, 2009	Ha Quang Bui Chairman of the Board, President and Chief Executive Officer

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by internet or by signing, dating, and returning the enclosed proxy card will save Cavico the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Cavico Corp.
17011 Beach Blvd., Suite 1230,
Huntington Beach, California
(714) 843-5456

SPECIAL MEETING OF SHAREHOLDERS
PROXY STATEMENT

General Information

This Proxy Statement is being sent to the holders of shares of common stock of Cavico Corp., a Delaware corporation (“Cavico”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held at 10:00 A.M. on April 27, 2009 at 10:00 a.m., at 17011 Beach Blvd., Huntington Beach, California. The proxy materials relating to the Special Meeting are first being mailed to shareholders entitled to vote at the meeting on or about March 30, 2009.

Who is Entitled to Vote?

Cavico’s Board has fixed the close of business on March 2, 2009 as the record date (the “Record Date”) for a determination of shareholders entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.  On the Record Date, there were 130,997,693 shares of common stock outstanding. Each share of Cavico stock represents one vote that may be voted on each matter that may come before the Special Meeting.

Who May Attend the Meeting?

If you are a shareholder of record, which means you hold your shares in your name, you may attend the Special Meeting. Shareholders holding shares through a bank, broker or other nominee (“Street Name”) will need to bring a copy of an  account statement from their nominee reflecting stock ownership as of the Record Date.

How Do I Vote?

1.	Vote by Internet. The website address for Internet voting is on your proxy card. Internet voting is available 24 hours a day;

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States); or

3.	Vote in person. Attend and vote at the Special Meeting.

What Constitutes a Quorum?

To carry on the business of the Special Meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares of common stock, as of the Record Date, are represented in person or by proxy.  At the Record Date there were 130,997,693 shares of common stock outstanding, so 65,498,847 shares are necessary to constitute a quorum for the Special Meeting.  Shares owned by Cavico are not considered outstanding or to be present at the Special Meeting.  The following are votes that are counted as present for the purpose of determining the existence of a quorum at the Special Meeting:

●	votes by brokers in the absence of instructions from beneficial owners;
●	votes by brokers with authorization to vote on some matters but not others (the missing votes are called broker non-votes); and
●	votes that are entitled to vote at the Special Meeting but are not voted at the direction of the beneficial owner (called abstentions).

What is a Broker Non-Vote?

A broker non-vote occurs when a broker submits a proxy that does not indicate a vote on a particular proposal because the broker has not received voting instructions from its customer, the beneficial owner, and does not have authority to vote on that proposal without instructions.  Broker non-votes are treated as present for the purpose of determining a quorum, but generally have no effect since they are not entitled to vote with regard to a proposal.

When May A Broker Use Discretion In Voting?

If a beneficial owner does not provide instructions on how to vote, the broker may only vote those shares on routine matters. Routine matters include an uncontested election for a company’s Board of Directors or the amendments to a company’s Certificate of Incorporation. Adopting a stock option or equity incentive plan is not routine. Therefore, brokers may vote (when the beneficial owner has given no instructions) on all Proposals but Proposal 3.

How Many Votes are Needed for Each Proposal to Pass?

Approval of the Proposals requires approval by the holders of a majority of outstanding shares as of the Record Date.

What Are the Voting Procedures?

Your vote is very important.  All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Special Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all of the proposals. You should specify your respective choices on the accompanying proxy card. If you do not give specific instructions with regard to the matters to be voted upon, the shares of common stock represented by your signed proxy card will be voted “For” all Proposals. If any other matters properly come before the Special Meeting, the persons named as proxies will vote “For” or “Against” these proposals according to their judgment.  Shareholders who sign, date and return a proxy to Cavico but do not indicate how their shares are to be voted are giving the Board full authority to vote their shares as they deem best for Cavico.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Special Meeting by giving written notice to the Secretary of Cavico, by delivering a proxy card dated after the date of the proxy or by voting in person at the Special Meeting.  All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Cavico Corp., 17011 Beach Blvd., Huntington Beach, California, or by facsimile (714) 843-5451.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the enclosed materials and all costs of soliciting proxies will be paid by Cavico. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone, email, facsimile or in person. These persons will receive no compensation for their services other than their regular compensation. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse these persons for reasonable out of pocket expenses incurred by them in so doing. Because we need a majority of outstanding shares to be present in person or by proxy for a quorum and to approve of the proposed amendments to our Certificate of Incorporation, we may hire an independent proxy solicitation firm. We will pay this firm fees for its services and reimburse it for its costs.

Do I Have Dissenter’s (Appraisal) Rights?

Appraisal rights are not available to Cavico’s shareholders with respect to any of the proposals brought before the Special Meeting.

The Board Unanimously Recommends that Shareholders Vote “For” Proposal Nos. 1-3.

With this Proxy Statement, we are also mailing or delivering to our shareholders a proxy card and the notice of Special Meeting.  As of the Record Date, there were 130,997,693 shares of Cavico’s common stock outstanding. Each share of common stock entitles the holder to one vote on each proposal that may come before the Special Meeting. As of the Record Date, Cavico has issued no preferred stock which is entitled to vote.

PROPOSAL NO. 1
APPROVAL AND ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO EFFECT A FIFTY-FOR-ONE REVERSE SPLIT OF OUR COMMON STOCK

General

Our Board of Directors has unanimously adopted a resolution approving, declaring advisable and recommending to the shareholders for their approval, a proposal to grant discretionary authority to Cavico’s Board of Directors to amend Cavico’s Certificate of Incorporation to effect a reverse stock split of Cavico’s issued and outstanding common stock at any time within one year after the date shareholder approval is obtained regarding the reverse stock split, at any whole number ratio between one for twenty and one for sixty, with the exact exchange ratio and timing of the reverse stock split (if at all) to be determined at the discretion of the Board of Directors (the “Reverse Stock Split”), without decreasing the number of Cavico’s authorized capital stock.

Our Board of Director’s decision whether or not (and when) to effect the Reverse Stock Split (and at what whole number ratio to effect the Reverse Stock Split) will also be based on a number of factors, including market conditions, existing and anticipated trading prices for our common stock and the initial listing requirements of the Nasdaq Capital Market and other national securities exchanges. Shareholder approval is being sought to effect the Reverse Stock Split at any whole number ratio between one for twenty and one for sixty in order to provide Cavico’s Board of Directors with the flexibility to determine the ultimate exchange ratio of the Reverse Stock Split, based upon the best interests of the Company and its shareholders.

If the shareholders approve the Reverse Stock Split, Cavico reserves the right not to effect the Reverse Stock Split if our Board of Directors does not deem it to be in the best interests of Cavico and its shareholders. If approved by our shareholders and assuming our Board of Directors determines the Reverse Stock Split to be in the best interests of Cavico and its shareholders, it is our intention that it would be effected shortly after the date of Special Meeting of Shareholders, but it may become effective on any date selected by our Board of Directors one year after the date shareholder approval is obtained.

The form of the proposed amendment to effect the Reverse Stock Split, as more fully described below, will effect the Reverse Stock Split but will not change the number of authorized shares of common stock.

Purposes of the Proposed Reverse Stock Split

Listing on the Nasdaq Capital Market or another National Securities Exchange

In the near future, we plan to seek a listing of our common stock on a national securities exchange such as NYSE Alternext or the NASDAQ Capital Market.  Eligibility for listing on a national exchange is subject to a number of criteria, such as public float, minimum share price, number of stockholders, market capitalization, net income and other factors.  We currently meet most, but not all, of the listing criteria for certain of the national exchanges.  One of the listing requirements that we do not currently meet is that we have a minimum per share price of $3.00 or $4.00, depending on the exchange. We believe that the reverse split will increase our ability to meet the minimum share price requirement at such time, if ever, that we meet the other listing criteria.

Increase Our Common Stock Price to a Level More Appealing for Investors.

We believe that the Reverse Stock Split could enhance the appeal of our common stock to the financial community, including institutional investors, and the general investing public.  We believe that a number of institutional investors and investment funds are reluctant to invest in lower-priced securities and that brokerage firms may be reluctant to recommend lower priced stock to their clients, which may be due in part to a perception that lower-priced securities are less promising as investments, are less liquid in the event that an investor wishes to sell its shares, or are less likely to be followed by institutional securities research firms and therefore to have less third-party analysis of the company available to investors.  We believe that the reduction in the number of issued and outstanding shares of our common stock caused by the Reverse Stock Split, together with the anticipated increased stock price immediately following and resulting from the Reverse Stock Split, may encourage interest and trading in our common stock and thus possibly promote greater liquidity for our shareholders, thereby resulting in a broader market for our common stock than that which currently exists.

We cannot assure you that all or any of the anticipated beneficial effects on the trading market for our common stock will occur.  Our board of directors cannot predict with certainty what effect the Reverse Stock Split will have on the market price of our common stock, particularly over the longer term.  Some investors may view a Reverse Stock Split negatively, which could result in a decrease in our market capitalization.  Additionally, any improvement in liquidity due to increased institutional or brokerage interest or lower trading commissions may be offset by the lower number of outstanding shares.  We cannot provide you with any assurance that our shares will qualify for, or be accepted for, listing on a national securities exchange.

Effect of Reverse Stock Split on Authorized Shares of Common Stock

How a Reverse Split Will Affect Stockholders;

The Reverse Stock Split will be effected simultaneously for all our then-existing common stock (the “Old Shares”) and the exchange ratio will be the same for all of our shares of issued and outstanding common stock. The Reverse Stock Split will affect all of our shareholders uniformly and will not affect any shareholder’s percentage ownership interests in us, except to the extent that the Reverse Stock Split results in any of our shareholders owning a fractional share. Shares of common stock issued pursuant to the Reverse Stock Split (the “New Shares”) will remain fully paid and nonassessable. The information in the following table is based on 130,997,693 shares of common stock issued and outstanding as of March 2, 2009, the Record Date.

Proposed Reverse Stock Split	Percentage Reduction in the Outstanding Shares of Common Stock	Common Stock Outstanding after the Reverse Stock Split	Common Stock Authorized after the Reverse Stock Split
1 for 20	95.00%	6,549,885	300,000,000
1 for 30	96.67%	4,366,590	300,000,000
1 for 40	97.50%	3,274,942	300,000,000
1 for 50	98.00%	2,619,954	300,000,000
1 for 60	98.33%	2,183,295	300,000,000

Effective Increase in Authorized Shares of Common Stock. The Reverse Stock Split, if implemented, would not change the number of authorized shares of our common stock, which is 300,000,000, under our articles of incorporation.  Therefore, because the number of issued and outstanding shares of our common stock would decrease, the number of shares remaining available for issuance would increase.  As explained in more detail below, these additional shares of common stock would be available for issuance from time to time for corporate purposes such as acquisitions of companies or assets, sales of stock or securities convertible into common stock and raising additional capital.  We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.  We have no plans, proposals or arrangements, written or otherwise, at this time, to issue any of the additional available authorized shares of common stock that would result from a Reverse Stock Split.

The increased reserve of shares available for issuance may be used to facilitate public or private financings.  If sufficient operating funds cannot be generated by operations, we may need to, among other things, issue and sell unregistered common stock, or securities convertible into common stock, in private transactions.  We have no plans or agreements in place for any financing at this time.  Such transactions might not be available on terms favorable to us, or at all.  We may sell common stock at prices less than the public trading price of the common stock at the time, and we may grant additional contractual rights to purchase not available to other holders of common stock, such as warrants to purchase additional shares of common stock or anti-dilution protections.

The increased reserve of shares available for issuance would also give us the flexibility of using common stock to raise capital and/or as consideration in acquiring other businesses.   Such acquisitions may be effected using shares of common stock or other securities convertible into common stock and/or by using capital that may need to be raised by selling such securities.

In addition, the increased reserve of shares available for issuance may be used for our equity incentive plans for grants to our employees, consultants and directors, and those of our subsidiaries.  Our board of directors believes that it is critical to incentivize our officers and employees, and those of our subsidiaries, to increase our revenues and profitability, and as a result, our market value, through equity incentive awards. Such equity incentive plans may also be used to attract and retain employees or in connection with potential acquisitions as we grant options to the employees of the acquired companies.  Our board of directors believes that our ability to achieve our growth strategy may be impaired without additional shares of authorized common stock that could be used to provide such equity incentives.

The availability of additional shares of common stock is particularly important in the event that our board of directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action.  If this proposal is approved by the stockholders and the Reverse Stock Split is effected, our board of directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law or rules.

If this proposal is approved, the additional authorized but unissued shares of common stock may generally be issued from time to time for such proper corporate purposes as may be determined by our board of directors, without further action or authorization by our stockholders, except for some limited circumstances where stockholder approval is required by law or the listing standards of any stock exchange on which our common stock may be listed at such time.

The possible future issuance of shares of equity securities consisting of common stock or securities convertible into common stock could affect our current stockholders in a number of ways, including the following:

●	diluting the voting power of the current holders of common stock;
●
diluting the market price of the common stock, to the extent that the shares of common stock are issued and sold at prices below current trading prices of the common stock, or if the issuance consists of equity securities convertible into common stock, to the extent that the securities provide for the conversion into common stock at prices that could be below current trading prices of the common stock;

●	diluting the earnings per share and book value per share of the outstanding shares of common stock; and
●	making the payment of dividends on common stock potentially more expensive.

Fractional Shares.  The reverse split will affect all of our stockholders uniformly and will not affect any stockholders percentage ownership interests in our company, except to the extent that the result of the reverse split results in any of our stockholders owning a fractional share.  If this occurs, the fractional shares will be rounded up to the next whole share, including fractional shares that are less than one share.  In addition, the reverse split will not affect any stockholders percentage ownership or proportionate voting power.  The common stock issued pursuant to the reverse split will remain fully paid and non-assessable.

Effect on Voting Rights of, and Dividends on, Common Stock. Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split.  The percentage of outstanding shares owned by each stockholder prior to the split will remain the same, except for adjustment as a consequence of rounding up any fractional shares created by the reverse split to the next whole share, which is discussed in more detail under  "Fractional Shares," below.  For example, generally, a holder of two percent of the voting power of the outstanding shares of common stock immediately prior to the effective time of the Reverse Stock Split would continue to hold two percent of the voting power of the outstanding shares of common stock after a Reverse Stock Split.

We have not in the past declared, nor do we have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and we are not in arrears on any dividends.  Therefore, we do not believe that a Reverse Stock Split would have any effect with respect to future distributions, if any, to our stockholders.

Effect on Registered and Beneficial Stockholders.  Upon the reverse split, we intend to treat stockholders holding stock in "street name," through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse split for their beneficial holders, holding the stock in "street name."  However, such banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse split.  If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered "Book-entry" Stockholder. Our registered stockholders may hold some or all of their shares electronically in book-entry form.  These stockholders will not have stock certificates evidencing their ownership of the stock. These stockholders are, however, provided with a statement reflecting the number of shares registered in their accounts.  If you hold shares in book-entry form, you do not need to take any action to receive your post-reverse split shares.  A transaction statement will automatically be sent to your address of record indicating the number of shares you hold.

Effect on Registered Certificated Shares. Some of our registered stockholders hold all their shares in certificate form or a combination of certificate and book-entry form.  If any of your shares are held in certificate form, you do not need to take any action to exchange your stock certificate.  If the reverse split is approved, stockholders may continue to make sales or transfers using their old stock certificates.  On request, we will issue new certificates to anyone who holds old stock certificates in exchange therefor.  Any request for new certificates into a name different from that of the registered holder will be subject to normal stock transfer requirements and fees, including proper endorsement and signature guarantee, if required.

Effect on Liquidity.  The decrease in the number of shares of our common stock outstanding as a consequence of the reverse split may decrease the liquidity in our common stock if the anticipated beneficial effects on the trading market for our common stock do not occur.  See "Purposes of the Proposed Reverse Stock Split," above.

Potential Anti-Takeover Effect.  If the reverse split is approved, the increased proportion of authorized but unissued shares of our common stock to issued and outstanding shares thereof could, under certain circumstances, have an anti-takeover effect.  For example, such a change could permit future issuances of our common stock that would dilute the stock ownership of a person seeking to effect a change in composition of our board of directors or contemplating a tender offer or other transaction for the combination of our company with another entity.  The reverse split, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of us.

Effective Date of the Reverse Stock Split

If the reverse split is approved by our stockholders, we will file a certificate with the Delaware Secretary of State setting forth the amendment to our articles of incorporation and the vote by which the amendment was adopted.  The reverse split will become effective on the date such certificate is filed.  Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Certain Federal Income Tax Consequences of a Reverse Stock Split

The following summary of certain material federal income tax consequences of the reverse split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only.  Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities.  The discussion is based on the United States federal income tax laws as of the date of this consent solicitation statement.  Such laws are subject to change retroactively as well as prospectively.  This summary also assumes that the shares of common stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment).  The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder.  EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss should be recognized by a stockholder upon the stockholder's exchange of shares pursuant to the reverse split.  The aggregate tax basis of the shares received in the reverse split will be the same as the stockholder's aggregate tax basis in the shares exchanged.  The stockholder's holding period for the shares received in the reverse split will include the period during which the stockholder held the shares surrendered as a result of the reverse split.  Our views regarding the tax consequences of the reverse split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.  The state and local tax consequences of the reverse split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

We will not recognize any gain or loss as a result of the reverse split.

Accounting Consequences and Effect on Registration of Common Stock Under the Securities Exchange Act of 1934

The par value of our common stock would remain unchanged at $0.001 per share after the reverse split.  However, the common stock as designated on our balance sheet would be adjusted downward in respect of the shares of the new common stock to be issued in the reverse split such that the common stock would become an amount equal to the aggregate par value of the shares of new common stock being issued in the reverse split, and that the additional paid in capital as designated on our balance sheet would be increased by an amount equal to the amount by which the common stock was decreased.  Additionally, net income (loss) per share would increase proportionately as a result of the reverse split since there will be a lower number of shares outstanding.

Our common stock is currently registered under the Securities Exchange Act of 1934, as amended, or the "Exchange Act."  A Reverse Stock Split would not affect the registration of our common stock under the Exchange Act.  After the Reverse Stock Split, our common stock would continue to be reported on the Over-the-Counter Bulletin Board market under the symbol "CVIC."

No Appraisal Rights

Neither Delaware law nor our articles of incorporation or bylaws provide our stockholders with dissenters' or appraisal rights in connection with this proposal.

Required Vote

Approval of an amendment to our articles of incorporation to effect a Reverse Stock Split requires the affirmative vote of the holders of a majority of the outstanding shares of common stock.  As a result, abstentions and broker non-votes will have the same effect as negative votes.

Board of Directors Recommendation

Our board of directors recommends that our stockholders give their "CONSENT" to this proposal.

PROPOSAL NO. 2
APPROVAL AND ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO AMEND TERMS OF AUTHORIZED SHARES OF PREFERRED STOCK

General

The Board of Directors approved, subject to receiving the approval of the shareholders, an amendment to Article Fourth of the Company’s Certificate of Incorporation to amend the terms of the authorized shares of preferred stock to make the authorized shares “blank check” preferred stock. Currently, the Certificate of Incorporation authorizes the issuance of 100,000,000 shares of $0.001 par value preferred stock (the “Preferred Stock”) designated as shares of “Class B Preferred Stock”. None of the authorized shares of Preferred Stock of either class is presently issued and outstanding.

Upon adoption of the proposed amendment, the Preferred Stock will no longer be designated as Class B Preferred Stock but will consist of such series as issued from time to time by the Board of Directors, and the Preferred Stock would have such voting rights, designations, preferences, and relative, participating, option and conversion or other special rights, and such qualifications, limitations or restrictions, as the Board of Directors may designate for each series issued from time to time. This is commonly referred to as “blank check” preferred stock.  The total number of authorized shares of Preferred Stock would be deceased to 25,000,000.

Specifically, the proposed amendment will give the Board of Directors the express authority, without further action of the shareholders, to issue shares of Preferred Stock from time to time in one or more series and to fix before issuance with respect to each series the preferences, limitations, relative rights and terms of such series. This means that the Board of Directors will be able to designate with respect to each series of Preferred stock: (a) the designation and the number of shares to constitute each series, (b) the liquidation rights, if any, (c) the dividend rights and rates, if any, (d) the rights and terms of redemption, if any, (e) whether the shares will be subject to the operation of a sinking or retirement fund, if any, (f) whether the shares are to be convertible or exchangeable into other securities of the Company, and the rates thereof, if any, (g) any limitations on the payment of dividends on the common stock while any such series is outstanding, if any, (h) the voting power, if any, in addition to the voting rights provided by law, of the shares, which voting powers may be general or special, and (i) such other provisions as are not inconsistent with the Amended and Restated Certificate of Incorporation.

The Board of Directors believes that the amendment to the terms of the Preferred Stock is in the best interests of the Company and its shareholders and believes that it is advisable to have such shares available in connection with possible future transactions, such as financings, strategic alliances, corporate mergers, acquisitions, possible funding of new product programs or businesses as may be deemed to be feasible and in the best interests of the Company. In addition, the Board of Directors believes that it is desirable that the Company have the flexibility to issue shares of Preferred Stock without further shareholder action, except as otherwise provided by law.

The amendment to our Amended and Restated Certificate of Incorporation relating to this Proposal is attached to this proxy statement as Annex A. The form of the proposed amendment to effect the preferred stock will not change the number of authorized shares of or preferred stock.  The undesignation of the preferred stock, if approved by our stockholders, will be effective upon the date and time of filing such certificate of amendment with the Delaware Secretary of State.

The issuance of shares of Preferred Stock will generally dilute the ownership interests of the current common shareholders, and the mere ability of the Board of Directors of the Company to issue Preferred Stock may discourage hostile tender offers for the Company’s common stock or be viewed as an anti-takeover device. The amendment is not presently intended for that purpose and is not proposed in response to any specific takeover threat known to the Board of Directors. Furthermore, this proposal is not part of any plan by the Board of Directors to adopt anti-takeover devices.  Additionally, the issuance of shares of Preferred Stock with certain rights, preferences and privileges senior to those held by the Company’s common shareholders could diminish their rights to receive dividends, if declared by the Board of Directors, and to receive payments upon the Company’s liquidation.

Possible Effects on Holders of Common Stock

Currently, the Company’s Certificate of Incorporation authorizes the issuance of 300,000,000 shares of common stock, of which 130,997,693 are issued and outstanding as of March 2, 2009. The rights of the holders of the Company’s common stock are as follows:

Voting.  The holders of common stock currently possess exclusive voting rights in the Company.  On matters submitted to the shareholders of the Company, the holders of common stock are entitled to one vote for each share held.  No shares have cumulative voting rights.

Dividends.  Holders of shares of common stock are entitled to receive any dividends declared by the Board of Directors out of funds legally available therefor.  The ability of the Company to pay cash dividends is subject to the ability of the Company’s banking subsidiaries to pay dividends or make other distributions to the Company, which in turn are subject to limitations imposed by law and regulation.

Liquidation Rights.  In the event of any liquidation or dissolution of the Company, all assets of the Company legally available for distribution after payment or provision for payment of (i) all debts and liabilities of the Company, (ii) any accrued dividend claims, and (iii) liquidation preferences of any outstanding preferred stock, will be distributed ratably, in cash or in kind, among the holders of common stock.

The Company is unable to determine the actual effects of the issuance of a series of Preferred Stock on the rights of the shareholders of the Company until the Board determines the rights of the holders of such series. However, such effects might include: (i) restrictions on the payment of dividends to holders of the common stock; (ii) dilution of voting power to the extent that the holders of shares of Preferred Stock are given voting rights; (iii) dilution of the equity interests and voting power of holders of common stock if the Preferred Stock is convertible into common stock; and (iv) restrictions upon any distribution of assets to the holders of the common stock upon liquidation or dissolution and until the satisfaction of any liquidation preference granted to the holders of Preferred Stock.

Board of Directors Recommendation

Our board of directors recommends that our stockholders give their "CONSENT" to this proposal.

PROPOSAL 3. APPROVE AN INCENTIVE PLAN

We have adopted a omnibus incentive compensation plan called the Cavico Corp. Stock Award and Incentive Plan. In this proposal, we are asking our shareholders to approve the Stock Award and Incentive Plan.  Our Board of Directors recommends that shareholders approve the material terms of the Stock Award and Incentive Plan as described below.

Summary of the Plan

The following description of the Stock Award and Incentive Plan is only a summary of certain provisions thereof and is qualified in its entirety by reference to the full text of the Stock Award and Incentive Plan, a copy of which is included as Annex B to this proxy statement.

Purpose of the Plan

The purpose of the Stock Award and Incentive Plan is to give us a competitive advantage in attracting, retaining, and motivating officers, employees, directors, and consultants, to provide financial rewards that are intended to be deductible to the maximum extent possible within the meaning of Section 162(m), and to provide us with an incentive plan that gives officers, employees, directors, and consultants financial incentives directly linked to shareholder value.  If Cavico undertakes an offering of its common stock, awards under the Incentive Plan may be used to maintain our management’s ownership percentage.

Administration of the Plan

The Stock Award and Incentive Plan will be administered by a committee selected by our Board of Directors and composed of two or more directors. Each committee member will be a non-employee director as defined under federal securities law and an outside director as defined by regulations promulgated under Section 162(m). Unless otherwise determined by the Board of Directors, our Compensation Committee will administer the Stock Award and Incentive Plan.

The committee will have exclusive and final authority to administer and interpret the Stock Award and Incentive Plan, including the power to:

●	Determine eligibility for participation;
●	Determine the types of awards to be granted to participants; and
●	Interpret the terms and provisions of the plan and any award.

Any determination made by the committee under the Stock Award and Incentive Plan will be made in the sole discretion of the committee, and such determinations will be final and binding on all persons.

The committee may delegate any of its powers and responsibilities in respect of the Stock Award and Incentive Plan, and our full Board of Directors may exercise any of the committee’s powers and responsibilities. However, the committee may not delegate any of its powers or responsibilities, and the full Board of Directors may not exercise any of those powers or responsibilities, to the extent that those actions would cause an award that is intended to be exempt from the limits on deductibility under Section 162(m) to lose that exemption or would cause an award to a director or executive officer to fail to be exempt from short-swing profit recovery under Section 16(b) of the Exchange Act.

Eligible Participants in the Plan

The committee may select any or all of the following classes of persons to be granted awards under the plan:

●	Members of our Board of Directors;
●	Officers of, employees of, and consultants to Cavico Corp. and/or any of our subsidiaries or affiliates; and
●	Individuals who have accepted offers of employment or consultancy from Cavico Corp., or from our subsidiaries or affiliates.

Limits on Awards We May Issue Under the Plan

Share Limits.  The committee will adjust these maximums, and the number of shares that may be issued in respect of awards granted under the plan, in certain specified circumstances such as stock splits, mergers, and other transactions.  The maximum number of shares that may be issued pursuant to incentive stock options granted under the plan is 50,000,000.  The maximum number of shares of our common stock that may be issued per individual pursuant to awards granted under the Stock Award and Incentive Plan is 5,000,000.

Shares underlying awards under the Stock Award and Incentive Plan that expire, or that are forfeited or terminated without being exercised, do not count towards these share limits. In addition, if we grant awards in assumption or in substitution for an award of a company or business we acquire, shares issued in connection with the assumed or substituted awards will not count towards the share limits. However, if the exercise price of any option granted under the plan, or the tax obligations relating to any award, are satisfied by delivering shares to us.

Types of Awards We May Issue Under the Plan

The Stock Award and Incentive Plan will allow us to grant awards based on shares of our common stock, including stock options, restricted stock, unrestricted stock and other stock-based awards. The closing price of a share of our common stock on February 27, 2009 was $0.11. The Stock Award and Incentive Plan will also allow us to grant awards denominated in cash that are payable upon the attainment of performance goals established by the committee.

Stock Options.  The Stock Award and Incentive Plan enables the committee to grant options to purchase our common stock at specified exercise prices to participants. Options may be granted as “incentive stock options,” which are intended to qualify for favorable tax treatment under federal tax law, or “nonqualified stock options,” which are not intended to receive such favorable treatment.

Under the Stock Award and Incentive Plan, the committee determines the number of options to be granted to each participant. Unless otherwise determined by the committee, each option grant will be evidenced by a stock option agreement that specifies the option exercise price, whether the options are intended to be “incentive stock options” or “nonqualified stock options,” the duration of the options, the number of shares underlying the options, and any additional terms determined by the committee.

Generally, options will be vested on the date of grant. The Stock Award and Incentive Plan provides that the committee may determine the exercise prices of options, but (except in limited circumstances involving awards assumed in certain corporate transactions) the exercise price of any option cannot be less than the fair market value of a share of our common stock on the date of grant. All options we grant under the plan will expire no later than ten years from the date we grant them.

The methods of exercising an option under the plan are set forth in the plan itself. Stock options issued under the Stock Award and Incentive Plan are nontransferable except by will or the laws of descent, except for “nonqualified options,” which will be transferable on terms set by the committee. The granting of an option under the Stock Award and Incentive Plan does not give the participant the rights of a shareholder; the participant gains those rights only after the option is exercised and the shares underlying the option are registered.

The committee may not (except in limited circumstances involving certain corporate transactions) amend an option granted under the Stock Award and Incentive Plan to decrease its exercise price. The committee also may not cancel any option in conjunction with the grant of any new option with a lower exercise price, or take any action that would be treated as a “repricing” of the option, unless that action is approved by our shareholders.

Restricted Stock.  The Stock Award and Incentive Plan also enables the committee to grant awards of restricted stock to participants. Restricted stock awards are actual shares of our common stock issued to a participant, subject to conditions on grant, transferability, or vesting based on continued service of the participant, the satisfaction of performance goals, or both.

Generally, any award of restricted stock will be will be vested on the date of grant. Except for restrictions imposed by the committee, a recipient of a grant of restricted stock has the rights of a shareholder with respect to the restricted stock, including the right to vote the stock and to receive all dividends and other distributions paid with respect to the restricted stock. During the restriction period set by the committee with respect to restricted stock, however, the recipient may not sell, transfer, pledge, exchange, or otherwise encumber shares of restricted stock.

Other Stock-Based Awards.  The Stock Award and Incentive Plan also enables the committee to grant other stock-based awards. Other stock-based awards are awards that are valued by reference to our shares, including unrestricted stock, dividend equivalents and convertible debentures. Awards of unrestricted stock may only be granted in lieu of compensation that would otherwise be due and payable to the participant. Generally, another stock-based award that is not an option or grant of unrestricted stock will be subject to vesting during a period of at least two years following the date of grant. Such an award may, however, vest in part on a pro rata basis before the expiration of any vesting period, and up to five percent of shares available for grant as awards other than options, including the other stock-based awards described above, may be granted without regard to these limitations on vesting conditions.

Change of Control.  Unless otherwise provided in an award agreement, upon a change of control (as defined in the plan), each award granted under the Stock Award and Incentive Plan will immediately vest in full and become exercisable and transferable unless the award is replaced by a qualifying replacement award that satisfies certain conditions set forth in the plan. (We refer to awards that replace awards under the plan following a change of control as “replacement awards,” and those being replaced as “replaced awards.”)

Replacement awards must be of the same type as the replaced award, have a value at least equal to that of the replaced award, if the underlying replaced award was an equity-based award, relate to publicly traded securities, and have terms and conditions no less favorable to the participant than the replaced award. Also, replacement awards must become fully vested and, if applicable, exercisable and free of restrictions, upon the termination of a participant’s employment, by the Company without cause or by the participant for good reason (as each is defined in the Stock Award and Incentive Plan), during the two years following the date of the change of control. Any options held by the participant as of the change of control, or granted pursuant to a replacement award, will remain exercisable following such a termination until the earlier of (1) the third anniversary of the change of control and (2) the expiration of the term of the option.

Effective Date; Term; Amendment to Plan

The Stock Award and Incentive Plan is effective as of April 27, 2009, subject to and contingent upon approval by at least a majority of the votes cast on the issue by our shareholders in response to this proposal. The plan has a term of ten years.

Our Board of Directors, or the committee, may amend, alter, or discontinue the plan, but no amendment, alteration, or discontinuation may be made that would materially impair the rights of a participant with respect to a previously granted award without the participant’s consent (with certain limited exceptions). In addition, no amendment may be made without the approval of our shareholders if (1) approval of our shareholders is required by applicable law, (2) the amendment would materially increase the benefits to participants under the plan, (3) the amendment would materially increase the number of securities to be issued under the plan, (4) the amendment would materially modify the requirements for participation in the plan, or (5) the amendment would accelerate the vesting of any restricted stock under the plan, except as otherwise provided in the plan.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards we may make under the Stock Award and Incentive Plan. The discussion is general in nature; we have not taken into account a number of considerations which may apply in light of the circumstances of a particular participant. The income tax consequences under applicable state and local tax laws may not be the same as under U.S. federal income tax laws.

Non-Qualified Stock Options.  The participant will not recognize taxable income at the time of a grant of a non-qualified stock option, and we will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and be subject to income tax withholding) upon exercise of a nonqualified stock option; the recognized compensation will be equal to the excess of the fair market value of the shares purchased over their exercise price. We generally will be entitled to a corresponding deduction upon exercise of a nonqualified stock option.

Incentive Stock Options.  The participant will not recognize taxable income at the time of a grant of an incentive stock option. The participant will also not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option.

If the shares acquired by exercise of an incentive stock option are held for the longer of (1) two years from the date the option was granted and (2) one year from the date the shares were purchased, any gain or loss arising from disposition of those shares, based on the excess of the amount realized upon the disposition over the original exercise price, will be taxed as a long term capital gain or loss, and we will not be entitled to any deduction. If, however, the shares acquired are not held for the periods described above, then in the year of disposition the recipient will recognize compensation taxable as ordinary income, equal to the excess of the lesser of (1) the amount realized upon such disposition and (2) the excess of the fair market value of such shares on the date of exercise over the exercise price. We generally will be entitled to a corresponding deduction at that time. The excess of any amount realized in the disposition over the fair market value of the stock on the exercise date will be treated as a capital gain.

Restricted Stock.  The recipient of restricted stock will not recognize taxable income at the time of a grant of shares of restricted stock, and we will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at that time. If that election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time of the grant, equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time the restrictions lapse, in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. We will generally be entitled to a corresponding deduction at the time the ordinary income is recognized by the recipient, except to the extent that the deduction limits of Section 162(m) apply.

In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made, and prior to the time the restrictions lapse, will recognize compensation taxable as ordinary income (and subject to income tax withholding) rather than dividend income. We will generally be entitled to a corresponding deduction, except to the extent that the deduction limits of Section 162(m) apply.

Unrestricted Stock.  The recipient of unrestricted stock, and of restricted stock subject only to restrictions on transferability, will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time of the grant, equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. We will generally be entitled to a corresponding deduction at that time, except to the extent that the deduction limits of Section 162(m) apply.

The foregoing general tax discussion is intended for the information of our shareholders considering how to vote with respect to this proposal, and not as tax guidance to participants in the Stock Award and Incentive Plan. We strongly urge participants to consult their own tax advisors regarding the federal, state, local, foreign, and other tax consequences of participating in the Stock Award and Incentive Plan.

New Plan Benefits

Stock Awards.  The committee has not yet determined, and we cannot now anticipate, what other equity-based grants will be made under the plan if it is approved. Accordingly, we cannot determine the grants, if any, that the committee may, in its discretion, decide to make to our executive officers under the Stock Award and Incentive Plan during the 2009 fiscal year.

Board of Directors Recommendation

Our board of directors recommends that our stockholders give their "CONSENT" to this proposal.

PROPOSAL 4. OTHER MATTERS

We have no knowledge of any other matters that may come before the Special Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment, our Co-Chief Executive Officers voting proxies will have the discretion to vote as they see fit unless directed otherwise.

Delivery of Annual Report to a Shared Address

If you and one or more shareholders share the same address, it is possible that only one Annual Report was delivered to your address. Any registered shareholder who wishes to receive a separate copy of the Annual Report and Proxy Statement at the same address now or in the future may mail a request to receive separate copies to Cavico Corp., 17011 Beach Blvd., Suite 1230, Huntington Beach, California, Attention: Timothy Pham, Vice President, or by facsimile (714) 843-5451 and we will promptly deliver the Annual Report and Proxy Statement to you upon your request. Shareholders currently receiving multiple copies of our Annual Report and Proxy Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

In order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, we will cancel your previously submitted proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of our common stock beneficially owned as of the Record Date by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director, (iii) our Named Executive Officers (as disclosed in the Summary Compensation Table in this Proxy Statement), and (iv) all executive officers and directors of Cavico as a group.

Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership		Percent Of Class (1)
Cavico Vietnam Company Limited, Song Da Building, 6 Floor, Pham Hung Street My Dinh, Tu Liem, Ha Noi, Vietnam	9,085,900	(1)	6.9%

Ha Quang Bui 17011 Beach Blvd., Suite 1230 Huntington Beach, California	19,971,700	(2)	15.3%

Hung Manh Tran 17011 Beach Blvd., Suite 1230 Huntington Beach, California	11,997,500	(3)	9.2%

Hieu Van Phan 17011 Beach Blvd., Suite 1230 Huntington Beach, California	11,178,000	(4)	8.5%

Hai Thanh Tran 17011 Beach Blvd., Suite 1230 Huntington Beach, California	11,484,800	(5)	8.8%

Timothy Dac Pham 17011 Beach Blvd., Suite 1230 Huntington Beach, California	305,000	(6)	*

Giang Linh Bui 17011 Beach Blvd., Suite 1230 Huntington Beach, California	11,589,500	(7)	8.9%

Tuan Duong Hoang 17011 Beach Blvd., Suite 1230 Huntington Beach, California	542,400		*

Thanh Binh Huynh 17011 Beach Blvd., Suite 1230 Huntington Beach, California	-0-		*

Madhava Rao Mankal 17011 Beach Blvd., Suite 1230 Huntington Beach, California	-0-		*

June Kim 17011 Beach Blvd., Suite 1230 Huntington Beach, California	-0-		*

All Officers and Directors as a group	30,725,300		23.5%

(1)	Based upon 130,847,693 shares outstanding as of December 31, 2007.

(2)	Includes 4,381,400 shares held by Mr. Bui’s wife. Also includes 9,085,900 shares held by Cavico Vietnam of which Mr. Bui is a director. Mr. Bui disclaims beneficial ownership in those shares.

(3)	Includes 252,000 shares held by Mr. Tran’s wife. Also includes 9,085,900 shares held by Cavico Vietnam of which Mr. Tran is a director. Mr. Tran disclaims beneficial ownership in those shares.

(4)	Includes 200,000 shares held by Mr. Phan’s wife. Also includes 9,085,900 shares held by Cavico Vietnam of which Mr. Phan is a director. Mr. Phan disclaims beneficial ownership in those shares.

(5)	Includes 367,300 shares held by Mr. Tran’s wife. Also includes 9,085,900 shares held by Cavico Vietnam of which Mr. Tran is a director. Mr. Tran disclaims beneficial ownership in those shares.

(6)	Shares held by Mr. Pham’s wife.

(7)	Includes 350,000 shares held by Mr. Bui’s wife. Also includes 9,085,900 shares held by Cavico Vietnam of which Mr. Bui is a director. Mr. Bui disclaims beneficial ownership in those shares.

Executive Officers

Name	Age	Current Position/Office	Position Held Since
Ha Quang Bui	44	CEO/Chairman of the Board	April 28, 2006
Hung Manh Tran	45	Executive Vice-President/Director	April 28, 2006
Timothy Pham	41	Vice-President/Director	April 28, 2006
Hieu Van Phan	43	Vice-President	April 28, 2006
Hai Thanh Tran	45	Vice-President	April 28, 2006
Giang Linh Bui	36	Vice-President	April 28, 2006
Madhava Rao Mankal	57	Director	October 2007
Tuan Duong Hoang	44	Director	May 2007
Thanh Binh Huynh	52	Director	May 2007
June Kim	53	Director	March 2009

The following are the biographies of our officers and directors:

Ha Quang Bui. From May 2003 to present, Ha Quang Bui served as chairman of the board of directors of Cavico Vietnam and as chairman of the board of directors of Cavico Tower Company.  Mr. Bui became the Chief Executive Officer, Chief Financial officer and Chairman of the Board of Directors of Cavico Corp. on April 28, 2006. He currently is CEO and Chairman of Cavico Corporation.  From March 2001 to May 2003, Ha Quang Bui served as Vice President of Lung Lo Construction Company. He is a director of Energy Investment Company and a director of Mai Son Concrete Company. He graduated from the Military Technology Institute, Department of Defense, in 1986 with a degree in engineering.

Hung Manh Tran. From March 2001 to March 2002, Hung Manh Tran served as president of an affiliate of Cavico. From 2002, he has been Vice President and Director of Cavico Vietnam. Hung Manh Tran has been a director and Executive Vice President of Cavico since 2006 and 2007, respectively (and Vice President from 2006 to 2007). In addition, he has been chairman of Cavico mining (since 2006), chairman of VFMC (since 2007), chairman of Luong son international tourism JSC (since 2007), director of v-power (since 2006), director of Cavico construction machinery (since 2007), and a director of Cavico Australia (since 2005). Hung Manh Tran graduated from Hanoi University in 1986 with a degree in nuclear physic. He also did course work in law at the same University during 1992-1996. Mr. Tran also holds a degree in international trade from Hanoi International Trade University in 1991.

Timothy Dac Pham. He has been our Vice President since June 2006.  Since that time he has worked as an independent consultant for Providential Holdings, Inc. and as a registered representative and life insurance agent for Richave Financial Inc.  Through 2004, he worked as a registered representative at Golden Beneficial Securities Corp. From 2002 through 2003, Mr. Pham was a registered representative at NT Securities in Chicago, Illinois. Mr. Pham graduated in 1991 from the University of California at Berkeley with a degree in Business Administration in the fields of Finance and Marketing.

Hieu Van Phan. From July 2003 to present, Hieu Van Phan has been vice president and a director of Cavico Vietnam, and became a Vice-President and Director of Cavico Corp. on April 28, 2006. Hieu Van Phan is currently COO of Cavico Vietnam, chairman of the board of directors of Cavico Power Installation Construction Co. and a Director of CAVICO Mining and Energy Construction Co. From 2001 to July 2003, Hieu Van Phan served as president of Power Installation Company. Hieu Van Phan graduated from the Military Technology Institute, Department of Defense, in 1986 with a degree in engineering.

Hai Thanh Tran. From July 2003 to present, he has been a director and vice president of Cavico Vietnam, and on April 28, 2006, he became a Vice-President and Director of Cavico Corp and currently is CEO of Cavico Vietnam, chairman of the Board Director of CAVICO Hydropower Construction Co.  From April 2002 to July 2003, Hai Thanh Tran was president of Bridge and Underground Construction Cavico Company.  From March 2001 to April 2002, Hai Thanh Tran worked as an assistant at the Planning Department of 25/3 Lung lo Construction Co - MOD. He graduated from the Military Technology Institute, Department of Defense, in 1986 with a degree in engineering.

Giang Linh Bui. Giang Linh Bui is currently a director of Nam Chien Hydropower Company, Director of CAVICO PHI Cement Construction Co., and chairman of the Board Director of CAVICO Infrastructure Construction Co, and became a Vice-President and Director of Cavico Corp. on April 28, 2006. Mr. Bui is also a director of Cavico Vietnam.  From March 2001 to November 2002, Giang Linh Bui worked in the Projected Technology Department at Lung lo Construction Company.  Giang Linh Bui graduated from Hanoi University of Architecture in 1994 with a degree in architecture.

Tuan Duong Hoang has been a director since May 2007. Mr. Hoang has been Professor of Education at The University of New South Wales since 2003. From 1999 to 2003, he was an associate professor in the Department of Electrical and Computer Engineering at the Toyota Technical Institute, Nagoya, Japan. He holds a master degree and a Ph.D. from the University of Odessa in the Ukraine

Thanh Binh Huynh has been a director since May 2007. Mr. Huynh has been Vice President of the Tuan Chao Joint Stock Company since 2003. From 2001 to 2003 he was a consultant at Edwards, Wynn & Associates LLP. During that same period he was also Chairman and President of Raycorp.com LLC. Mr. Huynh holds business administration degrees from institutions of higher learning in Russia, China and the United States.

Madhava Rao Mankal has been a director since October 2007. He has been Chief Financial Officer and Secretary and a Director of Medina International Holdings, Inc., a manufacturer of boats since November 2004. Also, Mr. Mankal has been Chief Financial Officer, Secretary and Treasurer of Genesis Companies Group, Inc., Company formed to develop Laser stripping equipment. Since March 2006. Mr. Mankal served as President of Force Protection Inc., manufacturer of mine detecting vehicles, from January 2002 to September 2003 and Chief Financial Officer from May 1999 until September 2003.  In addition, he served on the Board of Directors of that entity from December 2001 to September 30, 2004. He has over 28 years experience in finance and accounting and holds accounting certifications from India and the United States. He has Bachelor Degree in commerce from Bangalore University.

June Kim has been a director since March 2009.  She specializes in SEC compliance for audits and preparation of financial statements with disclosures and Form 10Q and Form 10K.  Prior to joining Providential Holdings, Inc., she worked for Stonefield Josephson, a CPA firm, as audit manager on a part time basis for 1½ years and Kabani & Company, Inc. as a full time audit manager for 5 years.  She is a Certified Public Accountant and holds CPA licenses in the state of Washington and California. She graduated with a Bachelor of Science in accounting degree in 1980 from California State University.

Executive Compensation

The following information is related to the compensation paid, distributed or accrued by us for 2007 and 2006 to our Chief Executive Officer (principal executive officer) and the two other most highly compensated executive officers serving at the end of the last fiscal year whose compensation exceeded $100,000 (the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($)(c)	Bonus ($)(d)	Stock Awards ($)(e)		Option Awards ($)(f)	All Other Compensation ($)(i)	Total ($)(j)
Ha Quang Bui	2008	$77,246						77,246
Chief Executive Officer	2007	$75,398						75,398
	2006	$39,565	(1)	3,900	(1)			43,465	(1)
———————
(1) Mr. Bui did not join Cavico until April 2006. Amounts disclosed represent compensation actually earned. Compensation was paid in Vietnamese currency and, for purposes of disclosure translated into US Dollars using an exchange rate of 15.739 Vietnamese Dongs per US Dollar. As part of his compensation, Cavico issued 390,000 shares to Mr. Bui valued at $0.01 per share, representing the price at which Cavico’s shares were being sold to third parties in arm’s length transactions. Cavico accounts for the issuance of equity instruments based on the fair value of services or fair value of the equity instruments at the time of issuance, whichever is more readily measurable.

Employment Agreements

Each of our executives has entered into an employment agreement with us. Each agreement is on at will basis subject to termination upon 30 day notice. The executives are entitled to vacation and personal and sick days as well as standard health benefits and insurance available to all of our employees. Each agreement contains standard confidentiality provisions.

Compensation under the employment agreements for each is as follows:

Name	Current Position/Office	Annual Compensation
Ha Quang Bui	Chief Executive Officer and Chairman	$77,246	(1)
Hung Manh Tran	Executive Vice-President/Director	$63,599	(2)
Hieu Van Phan	Vice-President/Director	$46,549	(3)
Hai Thanh Tran	Vice-President/Director	$50,439	(3)
Giang Linh Bui	Vice-President/Director	$27,417	(3)
Timothy Pham	Vice-President/Director	$60,000	(4)
———————
(1) $70,000 payable by Cavico Corp and $22,246 payable by subsidiaries of Cavico Corp.
(2) $40,000 payable by Cavico Corp and $23,599 payable by subsidiaries of Cavico Corp.
(3) Payable by subsidiaries of Cavico Corp.
(4) Payable by Cavico Corp.

Corporate Governance

Code of Ethics

We have adopted a "Code of Ethics for Directors, Officers and Employees", a code of ethics that applies to all employees, including our executive officers. A copy of our Code of Ethics for Directors, Officers and Employees was filed previously with the Securities and Exchange Commission.

Committees of the Board

Our Board of Directors has established an Audit Committee, Compensation Committee and a Nominating Committee

Audit Committee

The functions of the Audit Committee are: (i) to recommend the engagement of the Company's independent auditors and review with them the plan, scope and results of their audit for each year; and (ii) to consider and review other matters relating to the financial and accounting affairs of the Company. The Audit Committee consists of Madhava Rao Mankal (Chairman), Tuan Duong Hoang, and June Kim, each of whom is independent under applicable independence requirements.  The board of directors has determined that each also satisfies the definition of “audit committee financial expert” as promulgated by the Securities and Exchange Commission.

Compensation Committee

The functions of the Compensation Committee are: (i) reviewing and approving the amounts and types of compensation to be paid to the Company's executive officers and the non-employee directors; (ii) reviewing and approving all bonus and equity compensation to be paid to other Company employees; and (iii) administering the Company's stock-based compensation plans. The Compensation Committee consists of Thanh Binh Huynh (Chairman), Tuan Duong Hoang and June Kim, each of whom is independent under applicable independence requirements.

Nominating Committee

The functions of the Nominating Committee are: (i) leading the search for, screening, evaluating and recommending to the Board qualified candidates or nominees for election or appointment as directors, consistent with the Board's Director Nomination Policy; (ii) recommending the number of members that shall serve on the Board; and (iii) reviewing the processes and performance of the Board in order to identify areas of concern or potential issues relating to Board and committee processes, performance and effectiveness and to assess and evaluate the overall effectiveness of individual directors. The Nominating Committee consists of Tuan Duong Hoang (Chairman), Thanh Binh Huynh and Madhava Rao Mankal, each of whom is independent under applicable independence requirements.

Shareholder Communications

Although we do not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at Cavico Corp. 17011 Beach Blvd., Huntington Beach, California, or by facsimile (714) 843-5451. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Director Compensation

We do not pay cash compensation to our directors for service on our Board and our employees do not receive compensation for serving as members of our Board. Directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as board and committee members.  We may, in the near future, approve a compensation plan for all directors.

/s/ Ha Quang Bui
Date: March 30, 2009	Ha Quang Bui Chairman of the Board, President and Chief Executive Officer

Cavico Corp. PROXY		YOUR VOTE IS IMPORTANT VOTE BY INTERNET 24 HOURS A DAY, 7 DAYS A WEEK

Internet		Mail
https://www.shareholderaccountingsoftware.com/tspweb/fast/mysignon.asp		Postage Paid Envelope Provided
Go to the website listed above.	OR	Mark, sign and date your proxy card.
Have your proxy card ready.		Detach your card.
Follow the simple instructions that appear on your computer screen.		Return your proxy card in the postage-paid envelope provided.

If you vote by Internet, DO NOT mail our proxy card.  Thank you for voting!

You are entitled to one vote on all proposals listed below and presented at the Special Meeting for every share of common stock of Cavico Corp. that you owned on the record date of March 2, 2009. Cavico’s Board of Directors recommends that you vote “FOR” all of the proposals listed below. Your vote is important!  Please read the Proxy Statement and vote.

1.
To approve the grant of discretionary authority to Cavico’s Board of Directors to amend Cavico’s Certificate of Incorporation to effect a reverse stock split of Cavico’s issued and outstanding common stock at any time within one year after the date shareholder approval is obtained regarding the reverse stock split, at any whole number ratio between one for twenty and one for sixty, with the exact exchange ratio and timing of the reverse stock split (if at all) to be determined at the discretion of the Board of Directors (the “Reverse Stock Split”), without decreasing the number of Cavico’s authorized capital stock. The Reverse Stock Split will not occur unless the Board of Directors determines that it is in the best interests of Cavico and its shareholders to implement the Reverse Stock Split.

FOR ☐ AGAINST ☐ ABSTAIN ☐

2.	To amend the Company’s Certificate of Incorporation to amend the terms of the authorized shares of preferred stock.

FOR ☐ AGAINST ☐ ABSTAIN ☐

3.	To approve the Cavico Corp Stock Award and Incentive Plan;

FOR ☐ AGAINST ☐ ABSTAIN ☐

This proxy is solicited on behalf of Cavico’s Board of Directors for the Special Meeting.

All shares of common stock represented hereby will be voted as specified. The proxies of the undersigned may vote according to their discretion on any other matter that may properly come before the meeting.   The undersigned hereby appoints [*] or either of them individually and both of them with full power of substitution, as proxies for the undersigned to act and to vote all the shares of common stock of Cavico Corp. held of record by the undersigned on [*], at the Special Meeting of Shareholders to be held on April 27, 2009, or any postponement or adjournment thereof.

Dated:	_________________, 2009

(Signature of Shareholder)

(Printed Name of Shareholder)

(Record Number of Shares Owned)

NOTE: Please sign exactly as your name appears on your share certificate. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Cavico Corp.
17011 Beach Blvd., Suite 1230,
Huntington Beach, California
(714) 843-5456

ANNEX A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CAVICO CORPORATION

March 5, 2009

ARTICLE FIRST

The name of this Corporation is CAVICO CORP.

ARTICLE SECOND

Its registered office in the State of Delaware is located at 3422 Old Capitol Trail, Suite 700, Wilmington, Delaware 19808, County of New Castle, USA. The name and address of its registered agent is Delaware Business Incorporators Inc., Agent #9073477, Telephone: 302-996-5819 Toll-Free: 1-800-423-2993 Fax: 302-996-5818.

ARTICLE THIRD

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the “DGCL”). The Corporation shall possess and may exercise all powers and privileges necessary or convenient to effect such purpose and all powers and privileges now or hereafter conferred by the laws of the State of Delaware upon corporations formed under the DGCL.

ARTICLE FOURTH

The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is THREE HUNDRED TWENTY-FIVE million (325,000,000) shares which shall be divided into two classes as follows:

(a) TWENTY FIVE million (25,000,000) shares of Preferred Stock with a par value of $0.001 per share; and

(b) THREE HUNDRED million (300,000,000) shares of Common Stock with a par value of $0.001 per share.

A statement of the voting powers and of the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of each class of stock of the Corporation, is as follows:

(1)  In General

No holders of shares of this Corporation of any class, or of bonds, debentures or other securities convertible into stock of any class, shall be entitled as of right to subscribe for, purchase, or receive any stock of any class whether now or hereafter authorized, or any bonds, debentures or other securities whether now or hereafter authorized, convertible into stock of any class, or any stock into which said bonds, debentures or other securities may be convertible, and all such additional shares of stock, debentures or other securities, together with the stock into which the same may be converted, may be issued and disposed of by the Board of Directors to such persons and on such terms and for such consideration (as far as may be permitted by law) as the Board of Directors in their absolute discretion may deem advisable. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of this Certificate of Incorporation.

(2)  Preferred Stock

The Preferred Stock may be issued from time to time in one or more series, with such distinctive serial designations as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted from time to time by the Board of Directors; and in such resolution or resolutions providing for the issue of shares of each particular series, the Board of Directors is also expressly authorized to fix: the consideration for which the shares of such series are to be issued; the number of shares constituting such series; the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the Corporation; whether such dividends shall be cumulative or non-cumulative, and if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the voting rights, if any, to be provided for shares of such series; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation; the rights, if any, which the holders of shares of such series shall have to convert such shares into or exchange such shares for shares of any other class or classes or any other series of stock of the Corporation and the terms and conditions, including price and rate of exchange, of such conversion or exchange; the redemption price or prices and other terms of redemption, if any, for shares of such series; and any and all other preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof pertaining to shares of such series.

A-1

(3)  Common Stock

(a)
Subject to preferences and rights to which holders of stock other than the Common Stock may have become entitled by resolution or resolutions of the Board of Directors as hereinbefore provided, such dividends (payable in cash, stock, or otherwise) as may be determined by the Board of Directors may be declared and paid out of funds legally available therefore upon the Common Stock from time to time.

(b)
In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, the holders of the Common Stock shall be entitled to share ratably in all assets available for distribution to the shareholders, subject to preferences and rights to which the holders of stock other than the Common Stock may have become entitled by resolution or resolutions of the Board of Directors as hereinbefore provided. (c) The holders of Common Stock shall be entitled to one vote for each of the shares held by them of record at the time for determining holders thereof entitled to vote.

ARTICLE FIFTH

No Director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such Director as a Director. Notwithstanding the foregoing, a Director shall be liable to the extent provided by applicable law (i) for breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the Director derived an improper personal benefit. No amendment to or repeal of these provisions shall apply to or have any effect on the liability or alleged liability of any Director of the Corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.  The private property of the stockholders of the Corporation shall not be subject to the payment of corporate debts to any extent whatever.

A-2

ANNEX B

CAVICO CORP.
STOCK AWARD AND INCENTIVE PLAN

SECTION 1.  Purpose; Definitions.

1.1.     Purpose. The purpose of this Cavico Corp. 2008 Stock Award and Incentive Plan (this “Plan”) is to give the Company and its Affiliates and Subsidiaries (each as defined below) a competitive advantage in attracting, retaining, and motivating officers, employees, directors, and consultants, to provide financial rewards that are intended to be deductible to the maximum extent possible within the meaning of Section 162(m) of the Code (as defined below), and to provide the Company and its Subsidiaries and Affiliates with an incentive plan that gives officers, employees, directors, and consultants financial incentives directly linked to shareholder value.

1.2.     Definitions. Certain terms used herein have definitions given to them in the first place in which they are used. In addition, for purposes of this Plan, the following terms are defined as set forth below:

(a) “Act” means the Securities Exchange Act of 1934, as amended from time to time, any regulations promulgated thereunder, and any successor thereto.

(b) “Administrator” shall have the meaning set forth in Section 2.2.

(c) “Affiliate” means a corporation or other entity controlled by, controlling, or under common control with, the Company.

(d) “Applicable Exchange” means the any national securities exchange as may at the applicable time be the principal market for the Common Stock.

(e) “Award” means an Option, Restricted Stock or Other Stock-Based Award, granted pursuant to the terms of this Plan.

(f) “Award Agreement” means a written document or agreement setting forth the terms and conditions of a specific Award.

(g) “Beneficial Owner” shall have the meaning given in Rule 13d-3, promulgated pursuant to the Act.

(h) “Board” means the Board of Directors of the Company.

(i) “Cause” means, unless otherwise provided in an Award Agreement, (i) “Cause” as defined in any Individual Agreement to which the applicable Participant is a party and which is operative at the time in question, or (ii) if there is no such Individual Agreement, or if it does not define “Cause”: (A) commission by the Participant of a felony under federal law or the law of the state in which such action occurred, (B) failure on the part of the Participant to perform such Participant’s employment duties in any material respect, (C) the Participant’s prolonged absence from duty without the consent of the Company, (D) intentional engagement by the Participant in any activity that is in conflict with or adverse to the business or other interests of the Company, or (E) willful misconduct or malfeasance of duty which is reasonably determined to be detrimental to the Company. Notwithstanding the general rule of Section 2.3, following a Change of Control, any determination by the Committee as to whether “Cause” exists shall be subject to de novo review.

(j) “Change of Control” shall have the meaning set forth in Section 9.2.

(k) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, regulations promulgated thereunder, and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

(l) “Committee” means a committee or subcommittee of the Board, appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3, a “non-employee director” as defined in Rule 16b-3 and, to the extent required by Section 162(m) of the Code and any regulations promulgated thereunder, an “outside director” as defined under Section 162(m) of the Code. Initially, and unless and until otherwise determined by the Board, “Committee” means the Compensation Committee of the Board.

(m) “Common Stock” means common stock, par value $0.001 per share, of the Company.

(n) “Company” means Cavico Corp., a Delaware corporation.

(o) “Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company or its Affiliates.

(p) “Eligible Individuals” means directors, officers, employees, and consultants of the Company or any Subsidiary or Affiliate, and prospective employees, officers and consultants, who have accepted offers of employment or consultancy from the Company or any Subsidiary or Affiliate.

(q) “Fair Market Value” means, unless otherwise determined by the Committee, the closing price of a share of Common Stock on the Applicable Exchange on the date of measurement or, if Shares were not traded on the Applicable Exchange on such measurement date, on the next preceding date on which Shares were traded, all as reported by such source as the Committee may select. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in its good faith discretion, taking into account, to the extent appropriate, the requirements of Section 409A of the Code.

(r) “Good Reason” means a Termination of Employment during the two-year period following a Change of Control by a Participant if (i) such Termination of Employment constitutes a termination for “good reason” or qualifies under any similar constructive termination provision in any Individual Agreement applicable to such Participant, or (ii) if the Participant is not party to any such Individual Agreement, or if such Individual Agreement does not contain such a provision, any Termination of Employment following the occurrence of: (A) an involuntary relocation that increases the Participant’s commute by more than 50 miles from the commute in effect immediately prior to the applicable Change of Control, (B) a material reduction in either the Participant’s base pay or in the Participant’s overall compensation opportunity from the levels in effect immediately prior to the applicable Change of Control or (C) a material reduction in the Participant’s authority, duties or responsibilities below the levels in effect immediately prior to the applicable Change of Control. Notwithstanding the foregoing, a Termination of Employment shall be deemed to be for Good Reason under clause (ii) of this Section 1.2(r) only if the Participant provides written notice to the Company of the existence of one or more of the conditions giving rise to Good Reason within 90 days of the initial existence of such condition, the Company fails to cure such condition during the 30-day period (the “Cure Period”) following its receipt of such notice, and the Participant terminates employment within 180 days following the conclusion of the Cure Period.

(s) “Grant Date” means (i) the date on which the Committee (or its delegate, if applicable) takes action to select an Eligible Individual to receive a grant of an Award and determines the number of Shares to be subject to such Award, or (ii) such later date as is provided by the Committee (or its delegate, if applicable).

(t) “Incentive Stock Option” means any Option that is designated in the applicable Award Agreement as an “incentive stock option” within the meaning of Section 422 of the Code or any successor provision thereto, and that in fact qualifies.

(u) “Individual Agreement” means an employment, consulting, severance, change of control severance, or similar agreement between a Participant and the Company or between the Participant and any of the Company’s Subsidiaries or Affiliates. For purposes of this Plan, an Individual Agreement shall be considered “operative” during its term; provided, that an Individual Agreement under which severance or other substantive protections, compensation and/or benefits are provided only following a change of control or termination of employment in anticipation of a change of control shall not be considered “operative” until the occurrence of a Change of Control or Termination of Employment in anticipation of a Change of Control, as the case may be.

(v) “ISO Eligible Employee” means an employee of the Company, any subsidiary corporation (within the meaning of Section 424(f) of the Code), or parent corporation (within the meaning of Section 424(e) of the Code).

(w) “Nonqualified Option” means any Option that either (i) is not designated as an Incentive Stock Option or (ii) is so designated but fails to qualify as such.

(x) “Other Stock-Based Awards” means Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including (without limitation) unrestricted stock, dividend equivalents, and convertible debentures.

(y) “Option” means an Award granted under Section 5.1.

(z) “Participant” means an Eligible Individual to whom an Award is or has been granted.

(aa) “Plan” means this Cavico Corp. Stock Award and Incentive Plan, as set forth herein and as hereafter amended from time to time.

(bb) “Preferred Stock” means common stock, par value $0.001 per share, of the Company.

(cc) “Replaced Award” shall have the meaning given in Section 9.1.

(dd) “Replacement Award” shall have the meaning given in Section 9.1.

(ee) “Restricted Stock” shall have the meaning given in Section 6.

(ff) “Restriction Period” means, with respect to Restricted Stock, the period commencing with the Grant Date and ending upon the expiration of the applicable vesting conditions (it being understood that the Committee may provide that restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period).

(gg) “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

(hh) “Share” means a share of Common Stock.

(ii) “Subsidiary” means any corporation, partnership, joint venture, limited liability company, or other entity during any period in which at least a 20% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

(jj) “Substitute Award” means any Award granted in assumption of, or in substitution for, an award of a company or business (that is not, prior to the applicable transaction, a Subsidiary or Affiliate of the Company) acquired by the Company or a Subsidiary or Affiliate or with which the Company or a Subsidiary or Affiliate combines.

(kk) “Ten Percent Shareholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any subsidiary corporation (within the meaning of Section 424(f) of the Code), or parent corporation (within the meaning of Section 424(e) of the Code).

(ll) “Term” means the maximum period during which an Option may remain outstanding, subject to earlier termination upon Termination of Employment or otherwise, as specified in the applicable Award Agreement.

(mm) “Termination of Employment” means, unless otherwise provided in the Award Agreement, the termination of the applicable Participant’s employment with, or performance of services for, the Company and any of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee, a Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company or its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately become an employee of, or service provider for, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation, or leave of absence, and transfers among the Company and its Subsidiaries and Affiliates, shall not be considered Terminations of Employment. Notwithstanding the foregoing, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code.

SECTION 2.  Administration.

2.1.     Committee. The Plan shall be administered by the Committee or a duly designated Administrator, as defined herein. The Committee shall have authority to grant Awards to Eligible Individuals pursuant to the terms of the Plan. Among other things, the Committee shall have the authority, subject to the terms and conditions of the Plan:

 (a) To select the Eligible Individuals to whom Awards may be granted;

 (b) To determine whether and to what extent Options, Restricted Stock or Other Stock-Based Awards or any combination thereof, are to be granted hereunder;

 (c) To determine the number of Shares to be covered by each Award granted under the Plan;

 (d) To determine the terms and conditions of each Award granted hereunder, based on such factors as the Committee shall determine;

 (e) Modify, amend, or adjust the terms and conditions of any Award;

 (f) To adopt, alter, or repeal such administrative rules, guidelines, and practices governing the Plan as the Committee shall from time to time deem advisable;

 (g) To interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto);

 (h) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion may determine;

 (i) To decide all other matters that must be determined in connection with an Award;

 (j) To determine whether, to what extent, and under what circumstances cash, Shares, and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant; and

 (k) To otherwise administer the Plan.

2.2.     Committee Procedures; Board Authority. The Committee shall exercise its authority under the Plan as follows:

 (a) The Committee may act only with the assent of a majority of its members then in office, except that the Committee may, except to the extent prohibited by applicable law or the listing standards of the Applicable Exchange and allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it (the “Administrator”).

 (b) Any authority granted to the Committee may also be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

2.3.     Discretion of Committee. Subject to Section 1.2(i), any determination made by the Committee or by the Administrator under the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or the Administrator at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or the Administrator shall be final and binding on all persons, including the Company, Participants, and Eligible Individuals.

2.4.     Award Agreements. Unless otherwise determined by the Committee, the terms and conditions of each Award, as determined by the Committee, shall be set forth in a written Award Agreement.

SECTION 3.  Common Stock Subject to Plan.

3.1.     Plan Maximums. Subject to adjustment as provided in Section 3.3, (a) the maximum number of shares that may be issued pursuant to incentive stock options granted under the plan is 50,000,000 and (b) the maximum number of shares of our common stock that may be issued per individual pursuant to awards granted under the Stock Award and Incentive Plan is 5,000,000.

3.2.     Individual Limits. Subject to adjustment as provided in Section 3.3, no Participant may be granted Options, Restricted Stock, Other Stock-Based Awards or any combination thereof relating to more than 5,000,000 Shares under the Plan during any fiscal year.  If an Award is cancelled, the cancelled Award shall continue to be counted towards the limitations set forth in this Section 3.2.

3.3.     Adjustment Provision. The Committee shall have authority to make adjustments under the Plan as provided below:

 (a) In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, separation, spinoff, Disaffiliation, extraordinary dividend of cash or other property, or similar event affecting the Company or any of its Subsidiaries (a “Corporate Transaction”), the Committee, or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (ii) the various maximum share limitations set forth in Sections 3.1 and 3.2, (iii) the number and kind of Shares or other securities subject to outstanding Awards, and (iv) the exercise price of outstanding Awards.

 (b) In the event of a stock dividend, stock split, reverse stock split, reorganization, share combination, recapitalization, or similar event affecting the capital structure of the Company, the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (ii) the various share maximum limitations set forth in Sections 3.1 and 3.2, (iii) the number and kind of Shares or other securities subject to outstanding Awards, and (iv) the exercise price of outstanding Awards.

 (c) In the case of Corporate Transactions, such adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, property, or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that, in the case of a Corporate Transaction with respect to which shareholders of Common Stock receive consideration other than publicly traded equity securities of the Surviving Corporation (as defined below in Section 9.2), any such determination by the Committee that the value of an Option shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the exercise price of such Option shall conclusively be deemed valid), (ii) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards, and (iii) in connection with a Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division of the Company or by the entity that controls such Subsidiary, Affiliate, or division of the Company following such Corporate Transaction (as well as any corresponding adjustments to Awards that remain based upon Company securities).

3.4.     Section 409A of the Code. Notwithstanding the foregoing: (a) any adjustments made pursuant to Section 3.3 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code and (b) any adjustments made pursuant to Section 3.3 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that, after such adjustment, the Awards either (i) continue not to be subject to Section 409A of the Code, or (ii) comply with the requirements of Section 409A of the Code, and (c) in any event, the Board, the Committee, and the Administrator shall not have any authority to make any adjustments pursuant to Section 3.3 to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the Grant Date to be subject thereto.

SECTION 4.  Eligibility.

4.1.     Eligible Individuals; Incentive Stock Options. Awards may be granted under the Plan to Eligible Individuals; provided, that Incentive Stock Options may be granted only to employees of the Company and its Subsidiaries or parent corporation (within the meaning of Section 424(f) of the Code).

SECTION 5.  Options.

5.1.     Types of Options. Options may be of two types: Incentive Stock Options and Nonqualified Options. The Award Agreement for an Option shall indicate whether the Option is intended to be an Incentive Stock Option or a Nonqualified Option; provided, that any Option that is designated as an Incentive Stock Option but fails to meet the requirements therefor (as described in Section 5.2 or otherwise), and any Option that is not expressly designated as intended to be an Incentive Stock Option shall be treated as a Nonqualified Option.

5.2.     Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value, determined at the time of grant, of the Shares with respect to which Incentive Stock Options are exercisable for the first time during any calendar year under the Plan or any other stock option plan of the Company, any subsidiary corporation (within the meaning of Section 424(f) of the Code), or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be deemed Nonqualified Options. If an ISO Eligible Employee does not remain employed by the Company, any subsidiary corporation (within the meaning of Section 424(f) of the Code), or parent corporation (within the meaning of Section 424(e) of the Code) at all times from the time an Incentive Stock Option is granted until 3 months prior to the date of exercise thereof (or such other period as required by applicable law), such Option shall be treated as a Nonqualified Stock Option. Should any provision of the Plan not be necessary in order for any Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

5.3.     Exercise Price. Except in respect of Replacement Awards or Substitute Awards, the exercise price per Share subject to an Option shall be determined by the Committee and set forth in the applicable Award Agreement, and shall not be less than the Fair Market Value of a share of the Common Stock on the applicable Grant Date; provided, that if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price shall be no less than 110% of the Fair Market Value of the Stock on the applicable Grant Date.

5.4.     Term. The Term of each Option shall be fixed by the Committee, but shall not exceed 10 years from the Grant Date.

5.5.     Vesting and Exercisability. Except as otherwise provided herein, Options shall be exercisable at such time or times and subject to such terms and conditions determined by the Committee.

5.6.     Method of Exercise. Subject to the provisions of this Section 5, Options may be exercised, in whole or in part, at any time during the applicable Term by giving written notice of exercise to the Company specifying the number of Shares as to which the Option is being exercised. In the case of the exercise of an Option, such notice shall be accompanied by payment in full of the purchase price (which shall equal the product of such number of shares multiplied by the applicable exercise price) by certified or bank check or such other instrument as the Company may accept. If approved by the Committee (which approval may be set forth in the applicable Award Agreement or otherwise), payment, in full or in part, may also be made as follows:

 (a) Payment may be made in the form of Shares (by delivery of such shares or by attestation) of the same class as the Common Stock subject to the Option already owned by the Participant (based on the Fair Market Value of the Common Stock on the date the Option is exercised); provided that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares of the same class as the Common Stock subject to the Option may be authorized only at the time the Option is granted.

 (b) To the extent permitted by applicable law, payment may be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, the amount of any federal, state, local, or foreign withholding taxes. To facilitate the foregoing, the Company may, to the extent permitted by applicable law, enter into agreements for coordinated procedures with one or more brokerage firms.

 (c) Payment may be made by instructing the Company to withhold a number of Shares having a Fair Market Value (based on the Fair Market Value of the Common Stock on the date the applicable Option is exercised) equal to the product of (i) the exercise price multiplied by (ii) the number of Shares in respect of which the Option shall have been exercised.

5.7.     Delivery; Rights of Shareholders. No Shares shall be delivered pursuant to the exercise of an Option until the exercise price therefor has been fully paid and applicable taxes have been withheld. The applicable Participant shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to the Option (including, if applicable, the right to vote the applicable Shares and the right to receive dividends), when (a) the Company has received a written notice from the Participant of exercise that complies with all procedures established under this Plan for effective exercise, including, without limitation, completion and delivery of all required forms, (b) the Participant has, if requested, given the representation described in Section 13.1, and (c) in the case of an Option, the Participant has paid in full for such Shares.

5.8.     Nontransferability of Options. No Option shall be transferable by a Participant other than, for no value or consideration, (a) by will or by the laws of descent and distribution, or (b) in the case of a Nonqualified Option, as otherwise expressly permitted by the Committee including, if so permitted, pursuant to a transfer to the Participant’s family members, whether directly or indirectly or by means of a trust or partnership or otherwise. For purposes of this Plan, unless otherwise determined by the Committee, “family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto. Any Option shall be exercisable, subject to the terms of this Plan, only by the applicable Participant, the guardian or legal representative of such Participant, or any person to whom such Option is permissibly transferred pursuant to this Section 5.8, it being understood that the term “Participant” includes such guardian, legal representative and other transferee; provided, that the term “Termination of Employment” shall continue to refer to the Termination of Employment of the original Participant.

5.9.     No Dividend Equivalents. No award of dividend equivalents may be granted with respect to any Option granted under this Plan.

5.10.     No Repricing. Notwithstanding any other provision of this Plan, in no event may any Option be amended, other than pursuant to Section 3.3, to decrease the exercise price thereof, be cancelled in conjunction with the grant of any new Option with a lower exercise price, or otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option, unless such amendment, cancellation, or action is approved by the Company’s shareholders.

SECTION 6.  Restricted Stock.

6.1.     Nature of Award; Certificates. Shares of Restricted Stock are actual Shares issued to a Participant, and shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Shares of Restricted Stock shall be registered in the name of the applicable Participant and, in the case of Restricted Stock, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the applicable Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

6.2.     Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

(a) The Committee shall, prior to or at the time of grant, condition the vesting or transferability of an Award of Restricted Stock upon the continued service of the applicable Participant or the attainment of performance goals. The conditions for grant, vesting, or transferability and the other provisions of Restricted Stock Awards need not be the same with respect to each Participant.

(b) Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber Shares of Restricted Stock.

6.3.     Rights of Shareholder. Except as provided in the applicable Award Agreement, the applicable Participant shall have, with respect to Shares of Restricted Stock, all of the rights of a shareholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the Shares and the right to receive any dividends and other distributions.

SECTION 7.  Other Stock-Based Awards. Other Stock-Based Awards may be granted under the Plan, provided that any Other Stock-Based Awards that are Awards of Common Stock that are unrestricted shall only be granted in lieu of other compensation due and payable to the Participant. Subject to the terms of the Plan and the applicable Award Agreement, any Other Stock-Based Award shall be subject to a vesting period of at least two years following the Grant Date; provided that any Other Stock-Based Award may vest in part on a pro rata basis prior to the expiration of any vesting period.

SECTION 8.   Cash Awards.  Cash awards may not be issued under the Plan.

SECTION 9.  Change of Control Provisions.

9.1.     Impact of Event. Notwithstanding any other provision of this Plan to the contrary, the provisions of this Section 9 shall apply in the event of a Change of Control, unless otherwise provided in the applicable Award Agreement.

 (a) Upon a Change of Control, all then-outstanding Options shall become fully vested and exercisable and be deemed to be earned and immediately payable in an amount equal to the full value of such Award, except in each case to the extent that another Award meeting the requirements of Section 9.1(b) (any award meeting the requirements of Section 9.1(b), a “Replacement Award”) is provided to the Participant pursuant to Section 3.3 to replace such Award (any award intended to be replaced by a Replacement Award, a “Replaced Award”).

 (b) An Award shall meet the conditions of this Section 9.1(b) (and hence qualify as a Replacement Award) if: (i) it is of the same type as the Replaced Award; (ii) it has a value at least equal to the value of the Replaced Award as of the date of the Change of Control; (iii) if the underlying Replaced Award was an equity-based award, it relates to publicly traded equity securities of the Company or the Surviving Corporation following the Change of Control; and (iv) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control) as of the date of the Change of Control. Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding sentence are satisfied. The determination whether the conditions of this Section 9.1(b) are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.

 (c) Upon a Termination of Employment of a Participant occurring in connection with or during the two years following the date of a Change of Control, by the Company other than for Cause or by the Participant for Good Reason, (i) all Replacement Awards held by such Participant shall vest in full, be free of restrictions, and be deemed to be earned and immediately payable in an amount equal to the full value of such Replacement Award, and (ii) all Options held by the Participant immediately before the Termination of Employment that the Participant held as of the date of the Change of Control or that constitute Replacement Awards shall remain exercisable until the earlier of (1) the third anniversary of the Change of Control and (2) the expiration of the stated Term of such Option; provided, that if the applicable Award Agreement provides for a longer period of exercisability, that provision shall control.

9.2.     Definition of Change of Control. For purposes of the Plan, a “Change of Control” shall mean any of the following events:

 (a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act) (a “Person”) becomes the Beneficial Owner (within the meaning of Rule 13d-3 promulgated under the Act) or 30% or more of either (i) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided that, for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (1) an acquisition directly from the Company; (2) an acquisition by the Company or a Subsidiary; (3) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; (4) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities or (5) an acquisition pursuant to a transaction that complies with Sections 9.2(c)(i), 9.2(c)(ii), and 9.2(c)(iii) below;

 (b) Individuals who, on the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be considered an Incumbent Director; but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board; or

 (c) The consummation of a reorganization, merger, statutory share exchange or consolidation (or similar corporate transaction) involving the Company or a Subsidiary, the sale or other disposition of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity (a “Business Combination”), unless immediately following such Business Combination: (i) substantially all of the individuals and entities who were Beneficial Owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the total voting power of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”) or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 80% or more of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), in substantially the same proportion as their ownership, immediately prior to the Business Combination, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the Beneficial Owner, directly or indirectly, of 30% or more of the outstanding shares of common stock and the total voting power of the outstanding securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the Board of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the initial agreement providing for such Business Combination; or

 (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

9.3.     Section 409A of the Code. Notwithstanding the foregoing, if any Award is subject to Section 409A of the Code, this Section 9 shall be applicable only to the extent specifically provided in the Award Agreement and as permitted pursuant to Section 11.3.

SECTION 10.  No Limitations on Rights of the Company.

The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassifications, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft, grant, or assume Awards, other than under the Plan, with respect to any person.

SECTION 11.  Term, Amendment, and Termination.

11.1.     Effectiveness. The Plan was approved by the Board on March 12, 2009 (the “Effective Date”), subject to and contingent upon approval by the shareholders of the Company.

11.2.     Termination. The Plan will terminate on the tenth anniversary of the Effective Date. Awards outstanding as of such termination date shall not be affected or impaired by the termination of the Plan.

11.3.     Amendment of Plan. The Board or the Committee may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would materially impair the rights of any Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law, including, without limitation, Section 409A of the Code or stock exchange rules. In addition, no such amendment shall be made without the approval of the Company’s shareholders (a) to the extent that such approval is required (i) by applicable law or by the listing standards of the Applicable Exchange as in effect as of the Effective Date or (ii) by applicable law or under the listing standards of the Applicable Exchange as may be required after the Effective Date, (b) to the extent that such amendment would materially increase the benefits accruing to Participants under the Plan, (c) to the extent that such amendment would materially increase the number of securities which may be issued under the Plan, (d) to the extent that such amendment would materially modify the requirements for participation in the Plan, or (e) to the extent that such amendment would accelerate the vesting of any Restricted Stock under the Plan except as otherwise provided in the Plan.

11.4.     Amendment of Awards. Subject to Section 5.10, the Committee may unilaterally amend the terms of any Award theretofore granted.

SECTION 12.  Forfeiture.

12.1.     Forfeiture. All Awards under this Plan shall be subject to forfeiture or other penalties pursuant (a) to the Cavico Corp. Incentive Compensation Forfeiture Policy, as amended from time to time, and (b) such other forfeiture and/or penalty conditions and provisions as determined by the Committee and set forth in the applicable Award Agreement.

12.2.     Effect of Change of Control. Notwithstanding the foregoing provisions, unless otherwise provided by the Committee in the applicable Award Agreement, this Section 12 shall not be applicable to any Participant following a Change of Control.

SECTION 13.  General Provisions.

13.1.     Conditions for Issuance. The Committee may require each Participant purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions: (a) listing or approval for listing upon notice of issuance of such Shares on the Applicable Exchange, (b) any registration or other qualification of such Shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable, and (c) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

13.2.     Additional Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

13.3.     No Contract of Employment. The Plan shall not constitute a contract of employment, and adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment of any employee at any time.

13.4.     Required Taxes. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal, state, local, or foreign income or employment or other tax purposes with respect to any Award under the Plan, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local, or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement, having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

13.5.     Written Materials; Electronic Documents. Electronic documents may be substituted for any written materials required by the terms of the Plan, including, without limitation, Award Agreements.

13.6.     Designation of Death Beneficiary. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of such Participant’s death are to be paid or by whom any rights of such Participant after such Participant’s death may be exercised. If no beneficiary designation is in effect for a Participant at the time or his or her death, any such amounts shall be paid to, and any such rights may be exercised by, the estate of the Participant.

13.7.     Subsidiary Employees. In the case of a grant of an Award to any employee of a Subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the Shares to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All Shares underlying Awards that are forfeited or canceled shall revert to the Company.

13.8.     Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Minnesota, without reference to principles of conflict of laws.

13.9.     Non-Transferability. Except as otherwise provided in Section 5.8 or by the Committee, Awards under the Plan are not transferable except by will or by laws of descent and distribution.

13.10.     Foreign Employees and Foreign Law Considerations. The Committee may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States, who are United States citizens or resident aliens on global assignments in foreign nations, who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

13.11.     No Rights to Awards; Non-Uniform Determinations. No Participant or Eligible Individual shall have any claim to be granted any Award under the Plan. The Company, its Affiliates, or the Committee shall not be obligated to treat Participants or Eligible Individuals uniformly, and determinations made under the Plan may be made by the Committee selectively among Participants and/or Eligible Individuals, whether or not such Participants and Eligible Individuals are similarly situated.

13.12.     Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Affiliate unless provided otherwise in such plan.

13.13.     Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries or Affiliates.

13.14.     Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

13.15.     Fractional Shares. No fractional Shares shall be issued, and the Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or, subject to Section 3, whether such fractional Shares shall be eliminated by rounding up or down.

13.16.     Government and Other Regulations. Notwithstanding any other provision of the Plan:

 (a) No Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of regulations promulgated pursuant to the Securities Act of 1933 (the “1933 Act”)), offer or sell such Shares, unless such offer and sale are made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirements of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

 (b) If at any time the Committee shall determine that the registration, listing, or qualification of the Shares covered by an Award upon the Applicable Exchange or under any foreign, federal, state, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered, or received pursuant to such Award unless and until such registration, listing, qualification, consent, or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any Shares or any other securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation, or requirement.

13.17.     Additional Provisions. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

13.18.     Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.19.     Blackout Periods. Notwithstanding any other provision of this Plan or any Award to the contrary, the Company shall have the authority to establish any “blackout” period that the Company deems necessary or advisable with respect to any or all Awards.